UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2003

LIQUIDGOLF HOLDING CORPORATION

(formerly known as NOMADIC COLLABORATION INTERNATIONAL, INC.)

(Exact name of registrant as specified in its charter)

Nevada	000-27131	88-0381258

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1017 W. Orange Blossom Trial, Apopka, Florida 32712

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 889-7577

Item 7. Financial Statements and Exhibits

(c)	99.1	Copy of Press Release filed by the Company in regards to the executed Letter of Intent, dated June 23, 2003.

Item 9. Regulation FD Disclosures

     In a press release on June 23, 2003, LiquidGolf Holding Corporation (OTCBB: LQDG.ob) announced the execution of a non-binding Letter of Intent to acquire RG Golf, the parent company of Golfwarehouse.com. The closing of this transaction is dependent upon a number of conditions, including, but not limited to, satisfactory results of LiquidGolf’s due diligence investigation.

     Furnished, as Exhibit 99.1 to this Current Report, is a copy of the Press Release filed by the Company in regards to the non-binding Letter of Intent.

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SIGNATURE PAGE

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

LIQUIDGOLF HOLDING CORPORATION

Dated: July 7, 2003	By:	/s/ Dwain Brannon Dwain Brannon Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Copy of Press Release filed by the Company in regards to the executed Letter of Intent, dated June 23, 2003.

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